UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2019

LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

As previously reported, effective October 1, 2019, Jayme L. Brooks was elected to the position of Executive Vice President and Chief Financial Officer of Limbach Holdings, Inc. (the “Company”) and on September 29, 2019, Mr. John T. Jordan, Jr. resigned his position with the Company and the responsibilities as the Company’s principal financial officer and principal accounting officer, effective September 30, 2019. In connection with his continued employment as internal consultant to the Company’s Chief Executive Officer, Mr. Jordan entered into a Separation Agreement, dated October 23, 2019 and accepted October 24, 2019, which provides that commencing October 1, 2019 he will serve as an internal consultant to transition his current duties to the incoming Chief Financial Officer, among other responsibilities, on an as-needed basis through December 31, 2019. Mr. Jordan will be compensated at an annual base salary of $333,000, plus a monthly car allowance of $1,000, through the date of his termination as an internal consultant and will continue base salary and health benefits through the date that is six months from the date of his termination, provided that in the event Mr. Jordan accepts other employment during such six-month period, such payments will terminate upon the date such new employment commences. In the event Mr. Jordan does not commence new employment by June 30, 2020, the Compensation Committee of the Board of Directors of the Company may consider extending such period for three additional months. Mr. Jordan is also eligible to earn his annual incentive plan payment for 2019, to be paid in cash when and if earned by him. In addition, all earned but unused paid time off as of December 31, 2019 will be paid as a lump sum. Mr. Jordan will also vest in his outstanding time-based restricted stock units, totaling 7,334 shares of the Company’s common stock, effective December 31, 2019.

The foregoing descriptions are qualified in their entirety by the full text of the Separation Agreement, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Separation Agreement, dated October 23, 2019, between the Company and John T. Jordan, Jr..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, iNC.

	By:	/s/ Charles A. Bacon, III
Name: Charles A. Bacon, III
Title: Chief Executive Officer

Dated: October 30, 2019